Insurance Business Result - Summary of Insurance Business Result (Details) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Disclosure of types of insurance contracts [abstract]
Insurance revenue	$ 602,365,118	$ 495,238,443	$ 274,382,591
Insurance service expense	(567,450,484)	(484,548,073)	(168,439,579)
Net expenses from reinsurance contracts held	25,903,605	10,396,047	(1,832,800)
Total	$ 60,818,239	$ 21,086,417	$ 104,110,212